UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                             VICON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          New York                   1-7939                    11-2160665
(State of Incorporation or    (Commission File Number)       (IRS Employer
       Organization)                                       Identification No.)

  89 Arkay Drive, Hauppauge, New York                              11788
(Address of Principal Executive Offices)                         (Zip Code)

                                 (631) 952-2288
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2006, the Registrant issued a press release announcing its financial results for its quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

         The following exhibit is furnished as part of this report:

         99.1  Registrant's Press Release dated May 15, 2006

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 16, 2006



                                           VICON INDUSTRIES, INC.
                                               (Registrant)


                                         By: /s/ John M. Badke
                                             -----------------
                                             John M. Badke
                                             Senior Vice President, Finance and
                                             Chief Financial Officer


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EXHIBIT INDEX
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Exhibit                    Description
-------                    -----------
  99.1                     Registrant's press release dated May 15, 2006.